UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2022

Rivulet Media, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32201 (Commission File Number)	33-0824714 (IRS Employer Identification No.)

1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296
 (Address of Principal Executive Offices) (Zip Code)

(480) 652-9800
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The disclosures set forth in Item 2.03 are incorporated into this Item 1.01 by reference.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 26, 2022, Rivulet Media, Inc., a Delaware corporation (the “Registrant”), issued a promissory note in favor of Aaron Klusman, its Chief Executive Officer, in the principal sum of $50,000.00. The note carries a 0% interest rate, matures on November 30, 2022, and is subject to default interest of 10% per annum.

On June 1, 2022, the Registrant, issued a promissory note in favor of Aaron Klusman, its Chief Executive Officer in the principal sum of $50,000.00. The note carries a 0% interest rate, matures on November 30, 2022, and is subject to default interest of 10% per annum.

On June 1, 2022, the Registrant, issued a promissory note in favor of David Crosser in the principal amount of $20,000.00. The note carries a 10% interest rate, matures on November 30, 2022, and is subject to default interest of 15% per annum.

On June 8, 2022, the Registrant, issued a promissory note in favor of David Crosser in the principal amount of $60,000.00. The note carries a 10% interest rate, matures on November 30, 2022, and is subject to default interest of 15% per annum.

On June 8, 2022, the Registrant entered into a three-year lease agreement wherein it renewed the lease on its principal executive offices located at 1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296. The rental payments start at $1,945.00 monthly for the first year and $2,063 monthly for the last year. The landlord is Restart Western Skies, L.P. and the lease expires on June 30, 2025.

On June 15, 2022, the Registrant, issued a promissory note in favor of Ralph Davis in the principal amount of $50,000.00. The note carries a 10% interest rate, matures on November 30, 2022, and is subject to default interest of 15% per annum.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.42	A promissory note executed on May 26, 2022 in favor of Aaron Klugman in the amount of $50,000.00
10.43	A promissory note executed on June 1, 2022 in favor of Aaron Klugman in the amount of $50,000.00
10.44	A promissory note executed on June 1, 2022 in favor of David Crosser in the amount of $20,000.00
10.45	A promissory note executed on June 8, 2022 in favor of David Crosser in the amount of $60,000.00
10.46	A lease agreement between the registrant and the landlord Restart Western Skies, L.P. expiring on June 30 2025.
10.47	A promissory note executed on June 15, 2022 in favor of Ralph Davis in the amount of $50,000.00
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2022

Rivulet Media, Inc., a Delaware corporation

By:	/s/ Mike Witherill
President and CFO